                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                           _________________________
                                   FORM 8-K


                                CURRENT REPORT


                           _________________________


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)     November 18, 1997
                                                     -----------------



                                 HELISYS, INC.
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              (Exact Name of Registrant as Specified in Charter)



    Delaware                        0-27286                   95-4552813
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(State or Other Jurisdiction      (Commission             (I.R.S. Employer
      of Incorporation)           File Number)            Identification No.)


  24015 Garnier Street, Torrance, California                     90505
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   (Address of Principal Executive Offices)                    (Zip Code)



Registrant's telephone number, including area code    (310) 891-0600
                                                   ----------------------------


                                Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)

Item 5.     Other Events.

  In November 1997, Helisys, Inc. (the "Company") issued 80,000 shares of the Company's convertible Series A Preferred Stock, $.001 par value, to an investment banker for $500,000. The shares are convertible into common stock at the rate of five shares of common stock per share of preferred stock.

  In connection with the issuance of preferred stock, the investment banker, Walter W. Cruttenden, III, Chairman of Cruttenden Roth Incorporated, agreed to guarantee the Company's new $500,000 secondary line of credit facility with Comerica Bank, in exchange for a five year warrant to purchase 100,000 shares of the Company's common stock at an exercise price of $1.75 per share (which exercise price is subject to adjustment), plus $10,000 in cash. Additional consideration of 10,000 five year warrants to purchase the Company's common stock at $1.75 per share will be granted to the investment banker for each $100,000 that the Company borrows under the secondary line of credit facility. Under the terms of the preferred stock purchase agreement, the Company is obligated to pay the investment banker a commission on the purchase price paid for additional shares of Series A Preferred Stock purchased by investors who are introduced to the Company by the investment banker, at a rate of 6.0% of the aggregate purchase price paid by such investors.


Item 7.     Financial Statements and Exhibits

       (a)  Not applicable.
       (b)  Not applicable.
       (c)  Exhibits.  The following exhibits are filed as part of this report:


            Exhibit Number      Description
            3.1.1               Preferred Stock Purchase Agreement dated
                                November 18, 1997 by and between Helisys, Inc.
                                and Walter W. Cruttenden, III.

            4.2                 Warrant to Purchase 100,000 shares of Common
                                Stock of Helisys, Inc. dated November 18, 1997, issued to Walter W. Cruttenden, III.

            10.10 Certificate of Determination setting forth the rights, preferences and privileges of Helisys, Inc. Series A Convertible Preferred Stock, as filed with the Delaware Secretary of State on November 7, 1997.


                                 SIGNATURES



  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    HELISYS, INC.



Date:  November 26, 1997            By:  /s/ DAVE T. OKAZAKI
                                         ---------------------------
                                         Dave T. Okazaki
                                         Chief Financial Officer

                                 EXHIBIT INDEX

                                                                                     Sequentially
Exhibit Number                           Description                                 Numbered Page
--------------                           -----------                                 -------------
   3.1.1                  Preferred Stock Purchase Agreement dated November 18,
                          1997 by and between Helisys, Inc. and Walter W.
                          Cruttenden, III.

   4.2                    Warrant to Purchase 100,000 shares of Common Stock of
                          Helisys, Inc. dated November 18, 1997, issued to Walter
                          W. Cruttenden, III.

   10.10 Certificate of Determination setting forth the rights, preferences and privileges of Helisys, Inc. Series A
                          Convertible Preferred Stock, as filed with the Delaware Secretary of State on November 7, 1997.
